First Quarter Earnings APRIL 21, 2015

• IDEX’s Outlook • Q1 2015 Financial Performance • Q1 2015 Segment Performance • Fluid & Metering • Health & Science • Fire & Safety / Diversified Products • Guidance Update • Q&A 1 AGENDA

• Dial toll–free: 877.660.6853 • International: 201.612.7415 • Conference ID: #13598710 • Log on to: www.idexcorp.com 2 Replay Information

Cautionary Statement Under the Private Securities Litigation Reform Act This presentation and discussion will include forward-looking statements. Our actual performance may differ materially from that indicated or suggested by any such statements. There are a number of factors that could cause those differences, including those presented in our most recent annual report and other company filings with the SEC. 3

4 IDEX Q1 Financial Performance Sales EPS Operating Margin Free Cash Flow $0 $200 $400 $600 Q1 $544 $502 2014 2015 $0.00 $0.50 $1.00 Q1 $0.91 $0.84 2014 2015 15.0% 17.0% 19.0% 21.0% Q1 20.9% 20.3% 2014 2015 $0 $50 $100 Q1 $66 $43 2014 2015 Organic: 4% decrease 60 bps decrease 8% decrease 36% decrease Orders up 2 percent organically, with a $22 million increase in backlog ($M, excl. EPS)

5 Fluid & Metering Orders Sales Q1 Sales Mix: Organic 1% Acquisition 1% Fx -4% Reported Sales -2% Q1 Summary:  Chemical remains strong in North America from growth in distribution and key petrochemical and chemical markets  Water Services growth driven by success of new products and municipal spending uptick in the US and UK  Energy’s large project business continues to push-out due to depressed oil prices  Agriculture OEM market remains soft, with aftermarket/distribution deteriorating more than originally anticipated Operating Margin $0 $100 $200 $300 Q1 $225 $222 2014 2015 20.0% 22.0% 24.0% 26.0% Q1 25.3% 25.6% 2014 2015 Organic: 1% increase $0 $100 $200 $300 Q1 $223 $218 2014 2015 Organic: 1% increase 30 bps increase Orders & Sales increase 1 percent organically, Operating Margins expand 30 bps ($M)

6 Health & Science Orders Sales Operating Margin $0 $50 $100 $150 $200 Q1 $195 $194 2014 2015 18.0% 19.0% 20.0% 21.0% Q1 19.4% 20.9% 2014 2015 Organic: 2% increase $0 $50 $100 $150 $200 Q1 $186 $179 2014 2015 Organic: Flat 150 bps increase Orders up 2 percent organically, with a 150 bps increase in Operating Margin Q1 Sales Mix: Organic 0% Acquisition 0% Fx -4% Reported Sales -4% Q1 Summary:  Scientific Fluidics saw strong growth in the core Analytical Instrumentation market, and solid results from the In-Vitro Diagnostic and Bio markets  Industrial business sales and order growth driven by continued strength of North American distribution markets  IOP continues to deliver profitability improvements  MPT project capex orders declined which signals second half 2015 softness, while aftermarket and daily business remained solid ($M)

7 Fire & Safety / Diversified Orders Sales Operating Margin $0 $50 $100 $150 Q1 $116 $110 2014 2015 22.0% 24.0% 26.0% 28.0% 30.0% Q1 28.9% 25.5% 2014 2015 Organic: 2% increase $0 $50 $100 $150 Q1 $137 $107 2014 2015 Organic: 16% decrease 340 bps decrease First quarter comparisons significantly impacted by large 2014 Dispensing project Q1 Sales Mix: Organic -16% Acquisition 0% Fx -6% Reported Sales -22% Q1 Summary:  Dispensing core markets remain strong with positive momentum in Europe and continued success of X-Smart  Rescue Asian markets beginning to open up, while US markets continue to adopt new products  Fire Suppression markets in North America & UK forecasted to remain solid  Band-It has risk from exposure to downhole oil & gas projects, partially offset by growth in North American transportation market ($M)

8 Full Year 2015 EPS Guidance Bridge 2015 guidance lowered by 15 cents, a result of specific market conditions EPS Prior FY 2015 Guidance $3.65 -- $3.75 FX (0.06) Agriculture Market (0.04) L rge Capital Spending: (0.05) MPT Platform Oil & Gas Projects Revised FY 2015 Guidance $3.50 -- $3.60

# Outlook: 2015 Guidance Summary

IDEX CORPORATION

**Q2 2015**

- EPS estimate range: $0.88 – $0.90
- Operating margin: ~ 21%
- Tax rate: ~ 29.5%
- Fx impact: ~6% topline headwind, or 6 cents of EPS based on current Fx rates

**FY 2015**

- EPS estimate range: $3.50 – $3.60
- Organic revenue growth: ~ Flat – 1%
- Operating margin: ~ 21%
- Fx impact: ~5% topline headwind, or 21 cents of EPS based on current Fx rates
- Other modeling items
  - Tax rate: ~ 29.5%
  - Cap Ex: ~ $45M
  - Free Cash Flow will be ~120% of net income
  - Continued share repurchases: ~ net 2% reduction
  - EPS estimate excludes all future acquisitions and associated costs and charges, including Novotema

9 DISCIPLINED CHOICES